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                                                                    EXHIBIT 23.1
                      CONSENT OF INDEPENDENT ACCOUNTANTS
                      ----------------------------------

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (File no. 333-57257) of Ziff-Davis Inc. of our report dated February 22, 1999 appearing on page F-16 of the Annual Report to Shareholders which is incorporated in this Annual Report on Form 10-K.


/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
New York, NY
March 26, 1999